Other Non-current Assets	6 Months Ended
Jun. 30, 2013
Other Non-current Assets
Other Non-current Assets

6                 Other Non-current Assets

Other non-current assets consisted of the following (in thousands):

	As of June 30, 2013	As of December 31, 2012
Fair value of swaps	$4,324	$2,908
Notes receivable from ZIM	34,821	33,899
Other non-current assets	1,031	1,176
Total	$40,176	$37,983

On October 30, 2009, the Company agreed with one of its charterers, Zim Integrated Shipping Services Ltd. (“ZIM”), revisions to charterparties for six of its vessels in operation, which kept the original charter terms in place, reducing the cash settlement of each charter hire by 17.5%, for a period ending on December 31, 2012, which would become a subsequent payment. Each subsequent payment, which accumulates in any financial quarter, is satisfied by callable exchange notes (the “CENs”). CENs were issued by ZIM once per financial quarter at a face value equal to the aggregate amount of such subsequent payments from that financial quarter plus a premium amount (being an amount calculated as if each such subsequent payment had accrued interest at the rate of 6% p.a. from the date when it would have been due under the original charter party until the relevant issue date for the CENs). Unless previously converted at the holder’s option into ZIM’s common stock (only upon ZIM becoming a publicly listed company) or redeemed partially prior to or in full in cash, on July 1, 2016, ZIM is obliged to redeem the CENs at their remaining nominal amount together with the 6% interest accrued up to that date in cash only. In this respect, the Company recorded notes receivable from ZIM in “Other non-current assets” of $34.8 million and $33.9 million as of June 30, 2013 and December 31, 2012, respectively. Furthermore, following ZIM’s request the Company has agreed to extend the 17.5% charter hire payment deferral until December 31, 2013. As of June 30, 2013, the amount outstanding related to the new charter hire deferral was $4.4 million and was reported under Accounts Receivable in the Company’s Balance Sheet. As part of the announced reorganization of its parent company Israel Corporation, Zim Integrated Shipping Services Ltd. is expected to restructure certain of its obligations.  We do not know whether this restructuring will affect ZIM’s time charters, expiring in 2020 and 2021, for six of our vessels, or the $39.2 million aggregate outstanding receivable as of June 30, 2013.  We will continue to monitor the situation on an ongoing basis and the impact, if any, this would have on the Company’s metrics.

In respect of the fair value of swaps, refer to Note 10a, Financial Instruments — Cash Flow Interest Rate Swap Hedges and Note 10b, Financial Instruments — Fair Value Interest Rate Swap Hedges.